UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Date of report (Date of earliest event reported): September 21, 2023

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	001-31567	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii
(Address of principal executive offices)
96813
(Zip Code)

(808) 544-0500
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, No Par Value	CPF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 21, 2023, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards and a periodic review of the bylaws of Central Pacific Financial Corp. (the “Company”), the Company’s board of directors (the “Board”) approved and adopted the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), which became immediately effective.

Among other things, the Amended and Restated Bylaws:

•in the case of shareholder meetings which authorize remote communication, require the notice of meeting to inform shareholders of the means of remote communication by which shareholders may be deemed to be present in person and allowed to vote;
•require that a shareholder soliciting proxies from other shareholders use a proxy card color other than white; revise the procedures and disclosure requirements in the advance notice bylaw provision for shareholders’ nominations of director candidates, including requiring certain information, representations and disclosures from a nominating shareholder and proposed nominees and requiring that proposed nominees complete a questionnaire provided by the Company if requested;
•address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), such as requiring that shareholders intending to use the Universal Proxy Rules deliver a notice to the Company certifying in writing that they will comply with the Universal Proxy Rules’ requirements and to confirm that they have complied with the Universal Proxy Rules, and to provide reasonable evidence that they have so complied, at least five business days before the shareholder meeting;
•require that a nominating shareholder or shareholder presenting a proposal for action by the shareholders be present at the meeting at which such nominee or proposal is to be acted upon;
•provide that the chair of any meeting of stockholders has the power to determine whether nominations of directors or \shareholder proposals are in compliance with the Company’s bylaws or should be disregarded;
•clarify that the information and procedural requirements for director nominations also apply to special meetings of shareholders at which directors may be elected; and
•clarify that stockholders may only remove a director for cause at a meeting called for such purpose in accordance with the provisions of Hawaii law.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

3.1	Central Pacific Financial Corp. Bylaws (as amended and restated through September 21, 2023)

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: September 22, 2023	/s/ Glenn K.C. Ching
Glenn K.C. Ching
Executive Vice President, Chief Legal Officer and Corporate Secretary